UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 18, 2020

STEEL PARTNERS HOLDINGS L.P.
(Exact name of registrant as specified in its charter)

Delaware	001-35493	13-3727655
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

590 Madison Avenue, 32nd Floor, New York, New York		10022
(Address of principal executive offices)		(Zip Code)

Registrant's telephone number, including area code: (212) 520-2300

N/A
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbols	Name of each exchange on which registered
Common Units, $0 par	SPLP	New York Stock Exchange
6.0% Series A Preferred Units	SPLP-PRA	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07  Submission of Matters to a Vote of Security Holders.

On May 18, 2020, Steel Partners Holdings L.P. (the "Company") held its Annual Meeting of Limited Partners (the "Annual Meeting"). A total of 25,013,274 common limited partnership units of the Company (the "LP Units") were entitled to vote as of March 19, 2020, the record date for the Annual Meeting. There were 18,950,006 LP Units present in person or by proxy at the Annual Meeting, representing approximately 75.8% of the LP Units entitled to vote. At the Annual Meeting, unitholders were asked to vote on four proposals; set forth below are the matters acted upon by the unitholders at the Annual Meeting and the final voting results of each such proposal.

Proposal 1

The unitholders elected each of the seven independent director to serve on the Board of Directors of the Company's general partner, Steel Partners Holdings GP Inc.

Nominee	For	Withheld	Broker Non-Votes
John P. McNiff	15,737,254	283,279	2,929,473
Joseph L. Mullen	15,804,356	216,177	2,929,473
General Richard I. Neal	15,779,014	241,519	2,929,473
Lon Rosen	15,699,717	320,816	2,929,473
Eric P. Karros	15,674,415	346,118	2,929,473
James Benenson III	15,805,843	214,690	2,929,473
Rory H. Tahari	15,815,614	204,919	2,929,473

Proposal 2

The unitholders approved, on a non-binding, advisory basis, the compensation of the Company's named executive officers.

For	15,401,982
Against	284,580
Abstain	333,971
Broker Non-Votes	2,929,473

Proposal 3

The unitholders ratified the appointment of Deloitte & Touche LLP as the Company's independent registered public accounting firm for the fiscal year ending December 31, 2020.

For	18,810,581
Against	3,451
Abstain	135,974

Proposal 4

The unitholders approved the amendment and restatement of the 2018 Incentive Award Plan to increase the number of LP Units reserved for issuance by 500,000.

For	15,394,936
Against	291,328
Abstain	334,269
Broker Non-Votes	2,929,473

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

May 18, 2020	STEEL PARTNERS HOLDINGS L.P.

	By:	Steel Partners Holdings GP Inc.
Its General Partner

	By:	/s/ Douglas B. Woodworth
Douglas B. Woodworth
Chief Financial Officer